AB BOND FUND, INC.

-AB Short Duration Income Portfolio

AB CAP FUND, INC.

-AB Emerging Markets Core Portfolio

-AB FlexFeeTM Core Opportunities Portfolio

(each, a “Fund”, and together, the “Funds”)

Supplement dated June 10, 2019 to the following Prospectuses:

Prospectus	Date
AB Emerging Markets Core Portfolio	October 31, 2018
AB FlexFeeTM Core Opportunities Portfolio	April 30, 2019
AB Short Duration Income Portfolio	December 12, 2018

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The following supplements the information contained in each Prospectus:

On June 7, 2019, AXA S.A. (“AXA”) announced the completion of a secondary public offering of 40,000,000 shares of common stock (the “Offering”) of AXA Equitable Holdings, Inc. (“AXA Equitable”). In addition, AXA granted the underwriters a 30-day option, effective June 4, 2019, to purchase up to an additional 6,000,000 shares of common stock of AXA Equitable (the “Underwriter Option”). Following the Offering, AXA’s ownership of the outstanding shares of common stock of AXA Equitable decreased from approximately 48.3% as of March 25, 2019 to approximately 40.1%. AXA will own approximately 38.9% of the outstanding shares of common stock of AXA Equitable if the Underwriter Option is exercised in full.

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This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

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